Exhibit 10(e)



                     PERFORMANCE SHARE PLAN FOR KEY EMPLOYEES OF
                    ALLEGHENY LUDLUM CORPORATION AND SUBSIDIARIES
                              (As Amended and Restated)


                                      ARTICLE I
                                      ---------

                                       Purpose
                                       -------

                    The purposes of the Performance Share Plan For Key

          Employees of Allegheny Ludlum Corporation and Subsidiaries are to

          promote the growth and profitability of Allegheny Ludlum

          Corporation and its subsidiaries, to provide key employees with an incentive to achieve long-term corporate objectives and to attract and retain key employees of outstanding competence.


                                     ARTICLE II

                                     Definitions
                                     -----------

               The following terms shall have the meanings shown:

                    2.01  "Award Period" shall mean the time period

          established by the Board of Directors pursuant to Article IV of the Plan for the purpose of measuring attainment of performance objectives.

                    2.02  "Board of Directors" shall mean the Board of

          Directors of the Corporation.

                    2.03  "Chief Executive Officer" shall mean the chief

          executive officer of the Corporation.

                    2.04  "Committee" shall mean the Personnel and

          Compensation Committee of the Board of Directors which may be appointed from time to time by the Board of Directors, subject to the provisions of Section 3.1(a) hereof.








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                    2.05  "Common Stock" shall mean common stock, $0.10 par

          value per share, of the Corporation.

                    2.06  "Corporation" shall mean Allegheny Ludlum
          Corporation.

                    2.07  "Exchange Act" shall mean the Securities Exchange

          Act of 1934, as amended.

                    2.08  "Executive Officer" shall mean an "officer" of

          the Corporation as defined in Rule 16a-1(f) as promulgated by the

          Securities and Exchange Commission under the Exchange Act, as such Rule may be amended from time to time.

                    2.09  "Fair Market Value" shall mean the fair market

          value of shares of Common Stock, as determined by the Committee in its discretion.  The Committee may change from time to time any method or formula by which it determines Fair Market Value.

                    2.10  "Grantee" shall mean a Key Employee to whom a

          Unit or Units have been granted.

                    2.11  "Key Employee" shall mean (a) an employee who is

          an Executive Officer (subject to the second sentence of this sub-

          section) and (b) any other employee of the Corporation or a

          Subsidiary who is, in the judgment of the Chief Executive

          Officer, responsible to a material extent for the profitability and continued growth of the Corporation and Subsidiaries.

          Directors of the Corporation who are not otherwise officers or employees of the Corporation and directors who are members of the

          Committee may not be designated as Key Employees.















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                    2.12  "Plan" shall mean the Performance Share Plan For

          Key Employees of Allegheny Ludlum Corporation and Subsidiaries.

                    2.13  "Rule 16b-3" shall mean Rule 16b-3 as promulgated

          by the Securities and Exchange Commission under the Exchange Act,

          as in effect prior to May 1, 1991 until the Committee elects otherwise and thereafter as such Rule may be amended from time to time.

                    2.14  "Subsidiary" shall mean any corporation at least

          a majority of whose outstanding voting shares shall at the time be owned by the Corporation or by one or more Subsidiaries.

                    2.15  "Unit" shall mean a unit denominated in dollars

          and/or shares of Common Stock in such form and amount as the

          Committee shall determine as of the date of grant of such Unit in accordance with the provisions hereof.


                                     ARTICLE III
                                     -----------

                                       General
                                       -------

                    3.1  Administration.
                         --------------

                         (a)  The Plan shall be administered by the

                    Committee.  A person who is not a disinterested

                    person for the purposes of Rule 16b-3 or,

                    effective as of the 1995 annual meeting of

                    shareholders, who is not an "outside director" for

                    the purposes of Section 162(m) of the Internal

                    Revenue Code of 1986 and the regulations

                    promulgated thereunder, shall not be a member of

                    the Committee, and shall not participate in the








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

                    administration of the Plan, for any purpose

                    relating to any Executive Officer participant or

                    participants in the Plan.  Such disqualification

                    shall be effective immediately prior to the

                    occurrence of any event or circumstance that

                    causes the person to lose the status of

                    disinterested person or outside director, as the

                    case may be.

                         (b)  The Chief Executive Officer shall

                    designate which employees, in addition to the

                    Executive Officers, are Key Employees.  The

                    Committee shall (i) grant awards pursuant to the

                    Plan; (ii) prescribe such limitations and restric-

                    tions as the Committee shall deem appropriate; and

                    (iii) interpret the Plan, adopt, amend and rescind

                    rules and regulations relating to the Plan, and

                    make all other determinations and take all other

                    action necessary or advisable for the implementa-

                    tion and administration of the Plan.

                         (c)  All such actions shall be final,

                    conclusive and binding upon the Key Employees.

                    Neither the Chief Executive Officer nor any member

                    of the Committee shall be liable for any action

                    taken or decision made in good faith relating to

                    the Plan or any award thereunder.














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                    3.2  Grant of Units.  The Committee shall select from
                         --------------
          among the Key Employees those individuals who shall be granted awards under the Plan.  The Committee shall determine the number,

          form and amount of Units to be granted to a Grantee.  In granting such awards and determining their form and amount, consideration shall be given to the recommendations of the Chief Executive

          Officer, the functions and responsibilities of the Grantee, the

          Grantee's potential contributions to the profitability and sound growth of the Corporation and such other factors as shall be deemed relevant.


                                     ARTICLE IV
                                     ----------

                        Establishment of Corporate Objectives
                        -------------------------------------

                    During the first three months of a fiscal year or prior

          to such fiscal year, the Board of Directors shall determine whether to establish an Award Period commencing with the

          beginning of such fiscal year and the appropriate length of the

          Award Period.  If the Board of Directors establishes an Award

          Period, the Chief Executive Officer, with the advice of the

          Committee, shall determine the financial objectives of the

          Corporation and its Subsidiaries to be achieved during such Award

          Period and the basis on which Units granted for such Award Period shall vest upon either partial achievement of the corporate objectives or upon the meeting or surpassing of the corporate objectives.













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

                                      ARTICLE V
                                      ---------

                                   Grant of Units
                                   --------------

                    5.1  Grant of Units.  The Committee, subject to the
                         --------------
          provisions of the Plan, may grant Units, or fractions thereof, to

          Key Employees and determine (and the Performance Unit Agreement shall state) the number, form and amount of Units granted to the respective Grantees and such other terms and conditions as the

          Committee may consider appropriate.  In taking such action,

          consideration shall be given to the recommendations of the Chief

          Executive Officer.

                    5.2  Performance Unit Agreements.  Units granted to a
                         ---------------------------
          Key Employee under the Plan shall be evidenced by a written

          "Performance Unit Agreement", to be entered into between the

          Corporation and the Key Employee and to contain such terms and conditions as the Committee may consider appropriate in each case.
                    5.3  Grantee Account.  At such time after the close of
                         ---------------
          an Award Period as it shall be determined by the Committee that the objectives for such Award Period shall have been fully or partially achieved, the Corporation shall establish and maintain a bookkeeping account for each Grantee who shall have been granted Units for such Award Period and shall credit to such account a dollar amount and/or the number of shares of Common

          Stock equal to the dollar value and/or the number of shares of

          Common Stock of the Units to which the Grantee becomes entitled pursuant to his Performance Unit Agreement.











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                    5.4  Payment of Grantee Account.  The dollar amount
                         --------------------------
          and/or the number of shares of Common Stock credited to a

          Grantee's bookkeeping account shall be paid to the Grantee in installments; provided, however, that a Grantee must be then and have continuously been an employee of the Corporation or any of its Subsidiaries from the date of the grant of the Units to the date of each installment payment.  The installment payments shall be in the amount and/or the number of shares of Common Stock as follows:  thirty-three and one-third percent (33-1/3%) of the total dollar amount and the number of shares of Common Stock credited to the Grantee's account on the first day of the

          calendar month following the calendar month in which the amount was credited to the account and an additional thirty-three and one-third percent (33-1/3%) on January 1 of each succeeding calendar year thereafter, until such amount is completely

          distributed.  Fractional shares shall not be distributed but shall be aggregated and paid in the last maturing installment.

          Notwithstanding the foregoing, in the event of the death of the

          Grantee, total disability of the Grantee (as determined by the

          Committee in its sole discretion) or retirement of the Grantee

          (with the consent of the Chief Executive Officer), pursuant to a pension plan maintained by the Corporation or a Subsidiary, any unpaid installments payable to the Grantee shall be paid to the

          Grantee or his estate, as the case may be, in due course as if the Grantee had remained an employee of the Corporation.














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                                     ARTICLE VI
                                     ----------

                   Aggregate Limitation on Shares Subject to Plan
                   ----------------------------------------------

                    Shares of Common Stock which may be issued pursuant to

          Units granted under the Plan may be either authorized and

          unissued shares or authorized and issued shares of Common Stock held by the Corporation as treasury shares.  The number of shares of Common Stock reserved for issuance under the Plan shall not exceed 900,000 shares, which amount has been adjusted to reflect the 3-for-2 stock split effective July 2, 1990 and the 2-for-1 stock split effective July 1, 1993, subject to further adjustment pursuant to Section 7.10 hereof; provided, however, if any Units shall be cancelled prior to the expiration of the Award Period and prior to its exercise in full for any reason, the shares subject to such Units shall be thereafter available under the

          Plan.


                                     ARTICLE VII
                                     -----------

                                    Miscellaneous
                                    -------------

                    7.1  General Restriction.  Any Unit denominated in
                         -------------------
          Common Stock under the Plan shall be subject to the requirement that if at any time the Committee shall determine that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body or any other

          agreement or consent is necessary or desirable as a condition of the granting of a Unit or issuance of shares of Common Stock or cash in satisfaction thereof, such grant of a Unit or issuance of shares of Common Stock may not be consummated unless such

          requirement is satisfied in a manner acceptable to the Committee.






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

                    7.2  Non-Assignability.  No Unit granted under the Plan
                         -----------------
          shall be assignable or transferable by the recipient thereof,

          except by will or by the laws of descent and distribution.

          During the life of the recipient, any Unit shall be exercisable only by such individual.  No assignment or transfer of a Unit or of the rights represented thereby, whether voluntary or

          involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Units shall terminate and become of no further effect.

                    7.3  Withholding Taxes.  Whenever the Corporation makes
                         -----------------
          payments under the Plan, in whole or in part, the Corporation shall notify the Key Employee of the amount of withholding tax,

          if any, which must be paid under federal and, where applicable,

          state and local law.  The Corporation shall, in the discretion of the Corporation, but with the consent of the Committee, arrange for payment for such withholding taxes in any one or combination of the following ways:  (i) acceptance of an amount in cash paid by the Key Employee, (ii) deduction of amounts for withholding taxes from Key Employee's regular salary payments, (iii) deduc-

          tion of amounts for withholding taxes from amounts of cash payable as an installment under the Plan, (iv) reduction in the number of shares to be issued in an installment by that number of shares having a Fair Market Value equal to the amount which the

          Corporation is required to withhold and/or (v) acceptance of












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          whole shares of Common Stock already owned by the Key Employee,

          having a Fair Market Value equal to the amount the Corporation is required to withhold.  If the full amount of the withholding tax is not recovered in the above manner, the Key Employee shall,

          forthwith upon receipt of notice, remit the deficiency to the

          Corporation.  No certificates for shares of Common Stock shall be issued or delivered to a Key Employee under the Plan until all applicable taxes shall have been satisfied in full.

                    7.4  Delivery of Certificates.  As soon as practicable
                         ------------------------
          after compliance by a Key Employee with all applicable

          conditions, the Corporation will issue and deliver by mail, or cause delivery by mail to the Key Employee at the address

          specified, certificates registered in the name of the Key

          Employee for the number or shares of Common Stock which the Key

          Employee is entitled to receive (subject to reduction for

          withholding tax as provided in Section 7.3 hereof) under the provisions of the Plan and the Performance Unit Agreement.

                    7.5  No Right to Employment.  Nothing in the Plan or in
                         ----------------------
          any agreement entered into pursuant to it shall confer upon any employee the right to continue in the employ of the Corporation or Subsidiary or affect any right which the Corporation or a

          Subsidiary may have to terminate the employment of any employee.

                    7.6  Non-Uniform Determinations.  The actions and
                         --------------------------
          recommendations of the Chief Executive Officer and the determina-

          tions by the Committee under the Plan (including without limita-

          tion the determinations by the Chief Executive Officer and the












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          Committee of the persons to receive awards, and the determina-

          tions by the Committee of the form, amount and timing of such awards, and the terms and provisions of such awards) need not be uniform and may be made by the Chief Executive Officer or the

          Committee, as the case may be, selectively among persons who receive, or are eligible to receive awards under the Plan,

          whether or not such persons are similarly situated.

                    7.7  Amendment or Termination of the Plan.  The Board
                         ------------------------------------
          may at any time terminate the Plan or any part thereof and may from time to time amend the Plan as it may deem advisable;

          provided, however, that without shareholder approval, the Board of Directors may not (i) increase the aggregate number of shares of Common Stock which may be issued under the Plan (other than increases permitted under Paragraph 7.10 hereof), (ii) extend the term of the Plan, or (iii) extend the period during which Units may be granted.  The termination or amendment of the Plan shall not, without the consent of a Grantee, affect such Grantee's rights under a previous grant of Units.

                    7.8  Investment Representation.  Each Performance Unit
                         -------------------------
          Agreement may provide that the Key Employee shall deliver to the

          Committee, upon demand by the Committee, at the time of any payment of an installment which contains shares of Common Stock a written representation that the shares to be acquired are to be acquired for investment and not for resale or with a view to the distribution thereof.  Upon such demand, delivery of such

          representation prior to delivery of any shares shall be a












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          condition precedent to the right of the Key Employee to receive any shares.

                    7.9  No Rights as Shareholders.  Recipients of Units
                         -------------------------
          denominated in Common Stock under the Plan shall have no rights as shareholders of the Corporation with respect thereto unless and until certificates for shares of Common Stock are issued to them.

                    7.10  Adjustment of Units.  In the event of any change
                          -------------------
          or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization,

          merger, consolidation, split-up, combination or exchange of shares or any rights offering to purchase a substantial amount of

          Common Stock at below fair market value or of any similar change affecting the Common Stock, any of which takes effect after the first grant of a Unit under the Plan, the Committee may, in its discretion, appropriately adjust the number of shares of Common

          Stock which may be issued under the Plan, the number of shares of

          Common Stock subject to Units theretofore granted under the Plan,

          and any and all other adjustments deemed appropriate by the

          Committee to prevent substantial dilution or enlargement of the rights granted to a Key Employee in such manner as the Committee shall deem appropriate.

                    7.11  Units Not a Bar to Corporate Event.  The
                          ----------------------------------
          existence of the Units granted hereunder shall not affect in any way the right or the power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations,












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          reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the

          Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the

          Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding,

          whether of a similar character or otherwise.


                                    ARTICLE VIII
                                    ------------

                Effective Date of the Plan; Contingent Effectiveness
                ----------------------------------------------------

                    The effective date of the Plan shall be the date upon

          which the latter of the following occurs:  (i) the closing on an initial public offering by the Corporation of shares of Common

          Stock in a transaction registered under the Securities Act of

          1933 on Form S-1 and (ii) the approval, at a regular or special meeting, by the shareholders of the Corporation holding not less than a majority of the issued and outstanding shares of Common

          Stock.  Notwithstanding the foregoing, if the Plan shall have been approved by the Board of Directors prior to such shareholder approval, Units may be granted hereunder subject to subsequent shareholder approval.  Notwithstanding approval by the Board and the shareholders, in the event that no such offering takes place prior to January 1, 1988, the Plan, together with all actions taken and agreements executed in relation thereto, shall be null and void and without further effect.












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                                     ARTICLE IX
                                     ----------

                               Termination of the Plan
                               -----------------------

                    The Plan shall expire on January 1, 1997.


                                      ARTICLE X
                                      ----------

                                RULE 16b-3 COMPLIANCE
                                ---------------------

                    It is intended that the Plan comply with Rule 16b-3,

          and that all interpretations of the Plan relating to Executive

          Officers shall be consistent with such Rule and the Exchange Act.

          In order to maintain compliance with such Rule and the Exchange

          Act and to facilitate and promote the conformity of the

          transactions of Executive Officers under the Plan with such Rule,

          the Committee may adopt such rules and policies as it deems advisable, including, but not limited to, rules and policies restricting the timing of the reduction in the number of shares to be issued in an installment pursuant to Section 7.3 hereof,

          and any related rules or policies delaying payments pursuant to

          Section 5.4 hereof, and any election with respect thereto.


















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